POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 29th day of July, 2015.

NORTHERN LIGHTS FUND TRUST IV

By: /s/Wendy Wang

Wendy Wang, President

STATE OF NEW YORK                )

        )           ss:

COUNTY OF NEW YORK           )

Before me, a Notary Public, in and for said county and state, personally appeared Wendy Wang, President, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                      [SEAL]                                                  Notary Public

Karen Katlan

No. 01KA4994374                                         My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

CERTIFICATE

The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST IV, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 29, 2015, and is in full force and effect:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: July 29, 2015                                                          /s/James P. Ash

                                                                                       James P. Ash, Secretary

                                                                                       NORTHERN LIGHTS FUND TRUST IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 29th day of July, 2015.

/s/Wendy Wang

Wendy Wang

President

STATE OF NEW YORK                )

      )          ss:

COUNTY OF NEW YORK            )

Before me, a Notary Public, in and for said county and state, personally appeared Wendy Wang, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                [SEAL]                                                        Notary Public

Karen Katlan

No. 01KA4994374                                         My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2015.

/s/Sam Singh

Sam Singh

Treasurer

STATE OF NEW YORK                      )

            )    ss:

COUNTY OF NEW YORK                  )

Before me, a Notary Public, in and for said county and state, personally appeared Sam Singh, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                  [SEAL]                                                      Notary Public

Karen Katlan

No. 01KA4994374                                        My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2015.

/s/Joseph Breslin

Joseph Breslin

Trustee

STATE OF NEW YORK                )

      )       ss:

COUNTY OF NEW YORK            )

Before me, a Notary Public, in and for said county and state, personally appeared Joseph Breslin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                [SEAL]                                                      Notary Public

Karen Katlan

No. 01KA4994374                                       My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2015.

/s/Thomas Sarkany

Thomas Sarkany

Trustee

STATE OF NEW YORK          )

)       ss:

COUNTY OF NEW YORK      )

Before me, a Notary Public, in and for said county and state, personally appeared Thomas Sarkany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                [SEAL]                                                      Notary Public

Karen Katlan

No. 01KA4994374                                       My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2015.

/s/Ira Rothblut

Ira Rothblut

Trustee

STATE OF NEW YORK          )

)       ss:

COUNTY OF NEW YORK      )

Before me, a Notary Public, in and for said county and state, personally appeared Ira Rothblut, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                [SEAL]                                                      Notary Public

Karen Katlan

No. 01KA4994374                                       My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SIGH, JAMES ASH AND RICHARD STEIN as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2015.

/s/Charles Ranson

Charles Ranson

Trustee

STATE OF NEW YORK                )

      )       ss:

COUNTY OF NEW YORK            )

Before me, a Notary Public, in and for said county and state, personally appeared Charles Ranson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2015.

/s/Karen Katlan

                [SEAL]                                                      Notary Public

Karen Katlan

No. 01KA4994374                                       My commission expires: April 6, 2018

Qualified in Nassau County

Certificate Filed in New York County

Commission Expires April 6, 2018